UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 7, 2020
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue	North Charleston	South Carolina	29406
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously disclosed in the Current Report on Form 8-K filed by Ingevity Corporation (the “Company”) on June 22, 2020, Katherine Pryor Burgeson, Executive Vice President, General Counsel and Secretary, elected on June 16, 2020 to participate in the Company’s previously announced early retirement program available to certain U.S. employees who meet minimum age and length of service requirements. On July 7, 2020, the Company and Ms. Burgeson agreed that Ms. Burgeson will transition to the role of Special Counsel beginning July 13, 2020 with her retirement effective as of August 1, 2020. Ryan C. Fisher, the Company’s current Deputy General Counsel and Assistant Secretary, will serve as Interim General Counsel and Secretary beginning July 13, 2020.

Pursuant to the terms of the early retirement program, Ms. Burgeson will receive a lump sum incentive payment upon her retirement of $415,000, less applicable tax withholdings and deductions. In accordance with the terms of such awards, all of Ms. Burgeson’s unvested stock options will vest upon her retirement and a pro rata portion of her outstanding Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”) will vest upon her retirement, with the settlement of any vested PSUs remaining subject to the achievement of the applicable performance goals. Under the terms of the early retirement program, Ms. Burgeson will receive a lump sum payment for the remainder of her outstanding RSUs and PSUs that is based on the closing price of the Company’s common stock on the date of her retirement. Ms. Burgeson will also receive a COBRA subsidy, continue to have access to certain financial planning services for the remainder of the year with an estimated value of approximately $6,510 and receive a lump sum payment for any accrued and unused vacation time as of her retirement date. Consistent with the terms of the early retirement program, Ms. Burgeson will sign and deliver to the Company a general release of claims in favor the Company and its affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ RYAN C. FISHER
Ryan C. Fisher
Deputy General Counsel
Date: July 9, 2020